Exhibit 10.5

SUBSCRIPTION AGREEMENT

UHF INCORPORATED

SUBSCRIPTION AGREEMENT (this Agreement"), dated as of February15, 2012, between UHF Incorporated., a Delaware corporation (the "Company") with an address c/o Eaton & Van Winkle LLP, 3 Park Avenue, New York, New York 10016, and the undersigned subscriber named on the signature page hereto (“Subscriber”).

Preliminary Statement

Subscriber is an existing shareholder of the Company and desires to purchase an additional 18,500 shares (the “Shares”) of common stock of the Company for an aggregate purchase price of $7,000 (the “Purchase Price”), and the Company is willing to accept such subscription and issue the Shares.

Subscriber understands that concurrently herewith the Company is entering into agreements with four other shareholders of the Company whereby the Company will issue an aggregate of 74,000 shares of common stock of the Company to such subscribers for an aggregate purchase price of $28,000.

     The Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1.           Subscription for Shares.

           The Subscriber hereby subscribes to purchase the Shares for the Purchase Price. The Subscriber will deliver the Purchase Price by check payable to Eaton & Van Winkle LLP, as escrow agent, or by wire transfer to Citibank, N.A., New York, New York 10103, Account Name: Eaton & Van Winkle LLP, Attorney IOLA Account ABA #: 021000089 Account #:24591669. The Company shall deliver to Subscriber against receipt of the Purchase Price, a certificate representing the Shares registered in the name of Subscriber or his designee.

2.           Representations, Warranties and Covenants of the Company. The Company represents and warrants to and agrees with Subscriber that:

(a)    Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate or other power to own its properties and to carry on its business.

(b)    Authority.  The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations hereunder. This Agreement and the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action.

(c)   Enforceability. This Agreement, when duly executed and delivered on behalf of the Company, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.

(d)   Consents. No consent, approval, authorization, filing with or notice to any person, entity or public authority, or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or the Company's shareholders is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations under this Agreement, including, without limitation, the issuance and sale of the Shares, other than filings required by Federal or state securities laws, which filings have been or will be made by the Company on a timely basis.

(e)    The Shares.  The Shares upon issuance:

                      (i)  will be free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

                      (ii)   will have been duly and validly authorized and duly and validly issued, and upon payment of the Purchase Price will be fully paid and non-assessable (with no personal liability attaching to the holders thereof) and will be free from preemptive rights or rights of first refusal held by any person; provided the representations of the Subscriber herein are true and accurate and the Subscriber takes no actions or fails to take any actions required for his purchase of the Shares to be in compliance with all applicable laws and regulations; and

                      (iii)  will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the Securities Act.

           (f)    Not an Integrated Offering.  Neither the Company, nor any person acting on its behalf, has knowingly, either directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, which would impair the exemptions relied upon in for the offer and sale of the Shares to the Subscriber or the Company’s ability to timely comply with its obligations hereunder. The Company will not knowingly conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Shares, which would impair the exemptions relied upon for the offer and sale of the Shares to the Subscriber or the Company's ability to timely comply with its obligations hereunder.

           (g)   No General Solicitation. Neither the Company, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

3.           Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Due Execution and Delivery; Binding Nature. This Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms hereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.

 (b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which Subscriber is a party or by which Subscriber’s properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or Subscriber’s properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for Subscriber to execute, deliver or perform any of Subscriber’s obligations under this Agreement or to purchase the Shares, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(c) Information on Company. Subscriber has been furnished with or has had access at the EDGAR Website of the SEC to the periodic and other reports filed by the Company with the SEC (the “SEC Reports. Subscriber acknowledges that he or it has also had the opportunity to talk to the Company’s auditors and ask them questions concerning any outstanding tax liabilities or tax or accounting issues.

(d) Information Concerning Subscriber. Subscriber is an "accredited investor", as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act and as amended by the Dodd-Frank Financial Reform Act of 2010, is currently a shareholder of the Company and is legally qualified to purchase and own the Shares.

           (e) Purchase of Shares. Subscriber is purchasing the Shares as principal for Subscriber’s own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

           (f) Compliance with Securities Act. The Subscriber understands and agrees that the Shares have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that the Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

           (g) Legend. The Subscriber understands and acknowledges that the certificates evidencing the Shares shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE BE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

4.  Broker Commissions. The Company on the one hand, and Subscriber on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees as a result of the actions of the Company or Subscriber, as the case may be, on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions.

5.   Miscellaneous.

(a)                 Entire Agreement; Assignment. This Agreement represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

           (b) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile or electronic signature and delivered by facsimile transmission or via e-mail.

           (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

           (f) Survival. The representations and warranties, covenants and other agreements of the Company and the Subscriber set forth in this Agreement shall survive the purchase of the Shares by the Subscriber hereunder for a period of one year from the date hereof.

IN WITNESS WHEREOF, the undersigned have duly authorized the execution of this Agreement as of the date first above written.

UHF Incorporated	Subscriber:

By: /s/ Lawrence Burstein	/s/ Omar Cunha
Treasurer	Omar Cunha

4.  Broker Commissions. The Company on the one hand, and Subscriber on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees as a result of the actions of the Company or Subscriber, as the case may be, on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions.

5.   Miscellaneous.

(a)                 Entire Agreement; Assignment. This Agreement represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

           (b) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile or electronic signature and delivered by facsimile transmission or via e-mail.

           (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

           (f) Survival. The representations and warranties, covenants and other agreements of the Company and the Subscriber set forth in this Agreement shall survive the purchase of the Shares by the Subscriber hereunder for a period of one year from the date hereof.

IN WITNESS WHEREOF, the undersigned have duly authorized the execution of this Agreement as of the date first above written.

UHF Incorporated	Subscriber:

Nissen Holdings & Co.

By: /s/ Lawrence Burstein
Lawrence Burstein	By: /s/ Selmo Nissenbaum
Treasurer	Selmo Nissenbaum

4.  Broker Commissions. The Company on the one hand, and Subscriber on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees as a result of the actions of the Company or Subscriber, as the case may be, on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions.

5.   Miscellaneous.

(a)                 Entire Agreement; Assignment. This Agreement represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

           (b) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile or electronic signature and delivered by facsimile transmission or via e-mail.

           (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

           (f) Survival. The representations and warranties, covenants and other agreements of the Company and the Subscriber set forth in this Agreement shall survive the purchase of the Shares by the Subscriber hereunder for a period of one year from the date hereof.

IN WITNESS WHEREOF, the undersigned have duly authorized the execution of this Agreement as of the date first above written.

UHF Incorporated	Subscriber:

By: /s/ Omar Cunha	/s/ Lawrence Burstein
Omar Cunha	Lawrence Burstein
President

4.  Broker Commissions. The Company on the one hand, and Subscriber on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees as a result of the actions of the Company or Subscriber, as the case may be, on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions.

5.   Miscellaneous.

(a)                 Entire Agreement; Assignment. This Agreement represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

           (b) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile or electronic signature and delivered by facsimile transmission or via e-mail.

           (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

           (f) Survival. The representations and warranties, covenants and other agreements of the Company and the Subscriber set forth in this Agreement shall survive the purchase of the Shares by the Subscriber hereunder for a period of one year from the date hereof.

IN WITNESS WHEREOF, the undersigned have duly authorized the execution of this Agreement as of the date first above written.

UHF Incorporated	Subscriber:

By: /s/ Lawrence Burstein
Lawrence Burstein	/s/ Peter van Voorst Vader
Treasurer	Peter van Voorst Vader

4.           Broker Commissions. The Company on the one hand, and Subscriber on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees as a result of the actions of the Company or Subscriber, as the case may be, on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions.

5.   Miscellaneous.

(a)                 Entire Agreement; Assignment. This Agreement represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

           (b) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile or electronic signature and delivered by facsimile transmission or via e-mail.

           (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

           (f) Survival. The representations and warranties, covenants and other agreements of the Company and the Subscriber set forth in this Agreement shall survive the purchase of the Shares by the Subscriber hereunder for a period of one year from the date hereof.

IN WITNESS WHEREOF, the undersigned have duly authorized the execution of this Agreement as of the date first above written.

UHF Incorporated	Subscriber:

By: /s/ Lawrence Burstein
Lawrence Burstein	/s/ Sidney Levy
Treasurer	Sidney Levy